Exhibit 99.2

Dominion Homes, Inc.

2007 Incentive Compensation Program

Jeffrey A. Croft, President and COO

EBITDA (50% of Total)

Goal	Award
Budget	No payout
Budget + $4,220,000	$50,000
Budget + $8,220,000	$100,000

Volume – Units Closed (20% of Total)

Goal	Award
Budget	No payout
122% of Budget	$20,000
150% of Budget	$40,000

Corporate Debt Reduction (20% of Total)

Goal	Award
Budget	No payout
$13.2 million reduction from Budget	$20,000
$28.2 million reduction from Budget	$40,000

Customer Satisfaction (10% of Total)

Goal	Award
95%	No payout
96%	$10,000
97%	$20,000